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                                                                   EXHIBIT 10.2


                              WSI INDUSTRIES, INC.
                         NON-QUALIFIED STOCK OPTION AND
                 STOCK APPRECIATION RIGHTS AGREEMENT (2005 PLAN)


         THIS AGREEMENT, made as of this ___ day of __________, 2007, between WSI Industries, Inc., a Minnesota corporation (the "Company") and
________________, an employee of the Company (the "Employee.

         In accordance with the Company's 2005 Stock Plan (the "Plan"), the Company desires, by affording the Employee an opportunity to purchase its Common Shares, par value $0.10 (the "Shares"), to provide the Employee with an added incentive to continue his services to the Company, and through his proprietary interest, to increase his personal participation in the success of the Company.

         THEREFORE, the parties agree:

         1. Grant of Option. The Company hereby grants to the Employee, as a matter of separate agreement and not in lieu of salary or any other compensation for services, the right and non-incentive stock option (the "Option"), to purchase all or any part of an aggregate of _______ Thousand (__,000) Shares on the terms and conditions herein set forth, at the price of $_____ per Share.

         2. Term of Option. Subject to the other provisions of this Agreement, the number of Shares specified in paragraph 1 shall be purchasable, in whole or in part, at any time and from time to time during a period of ten
(10) years from the date hereof.

         3. Time of Exercise. Subject to the other provisions of this Agreement, the number of Shares specified in paragraph 1 shall be purchasable in whole or in part, at any time and from time to time in the amounts and during the periods respectively indicated:

                  (a) during the period beginning _______, 200_ and ending _______, 20__, _____ Thousand (__,000) Shares;

                  (b) during the period beginning _______, 200_ and ending _______, 20__, an additional _____ Thousand (__,000)
                           Shares; and

                  (c) during the period beginning _______, 200_ and ending _______, 20__, an additional _____ Thousand (__,000)
                           Shares.

         4. Termination of Option. This Option is exercisable by the Employee as provided in paragraph 3 above, but only while he is an employee of the Company or a subsidiary of the Company or under the following circumstances:


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                  (a) Except in the event of death or Disability (as defined in the Plan), in the event Employee ceases to be employed by the Company or a subsidiary of the Company, the Employee may exercise the Option within three months after such termination of employment. Neither the Plan nor this Agreement confers any right with respect to continuance of employment by the Company or by a subsidiary of the Company, nor will the Plan or this Agreement interfere in any way with the Employee's right, or the Company's right, to terminate employment of the Employee at any time. When employment is terminated because of deliberate, willful or gross misconduct as determined by the Company, all rights under the Option shall terminate and expire upon such termination of employment. Neither the transfer of the Employee from employment by the Company to employment by a subsidiary of the Company, nor the transfer of the Employee from employment by a subsidiary of the Company to employment by the Company or by another subsidiary of the Company shall be deemed a termination of employment of the Employee by the Company or by a subsidiary of the Company. A temporary leave of absence granted to the Employee shall not be deemed a termination of employment.

                  (b) If the Employee's employment by the Company or a subsidiary terminates by reason of death or disability, this Option may be exercised at any time within twelve months following such termination due to death or disability, by Employee's personal representative or by the person or persons to whom Employee's rights under the Option shall pass by will or by the laws of descent and distribution.

None of the provisions of this Agreement shall be considered to permit, under any circumstances, the exercise of this Option, by any person, after ____________, 20__.

         5. Grant of Stock Appreciation Right. As part of and not in addition to the Option granted above, the Employee is granted and may exercise, in lieu of exercise of the Option as provided above, a "Stock Appreciation Right" or "SAR" for the equivalent number of Shares subject to this Option, which entitles the Employee to be paid the excess, as of the Time of Exercise, of (i) the Fair Market Value of the Shares associated with this Option (or the portion thereof that is surrendered on exercise) over (ii) the exercise price of such Shares as set forth in Section 1 above.

                  (a) A SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. SARs may be exercised for all or part of the Shares subject to this Option upon the surrender of the right to exercise the equivalent number of Shares of this Option. The exercise of the Option shall reduce the number of Shares subject to the SAR by the number of Shares exercised.

                  (b) Upon the exercise of a SAR, the Employee shall be entitled to receive Shares of equivalent value (based on the Fair Market Value on the Time of Exercise of the SAR), rounded down to the nearest whole Share equal to the amount set forth above.


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                  (c) The term "Option" as used in this Agreement, unless the context clearly indicates otherwise, shall refer to the SAR. The right to exercise and the terms and conditions thereof, and the rights of the Employee under the Plan and this Agreement with respect to the Shares subject to the SAR shall be the same as the terms and conditions to which the Option is subject.

                  (d) The Company shall deduct from the number of Shares deliverable upon exercise of a SAR such number of Shares as may be required to pay the amount of any federal, state or local taxes of any kind required by law to be withheld with respect to the settlement of a SAR under the Agreement. Shares withheld or surrendered to satisfy tax withholding will be valued at Fair Market Value as of the date such Shares are withheld or surrendered.

         6. Rights of Shareholder. The Employee shall have none of the rights of a shareholder with respect to the Shares subject to this Option until the Shares shall have been issued to him upon exercise of the Option.

         7. Transferability of Option. This Option shall not be transferable by the Employee otherwise than by will or the laws of descent and distribution, and is exercisable, during his lifetime, only by him. Any attempt to assign, transfer, pledge, hypothecate, or otherwise dispose of this Option contrary to the provisions hereof, or any attachment or similar process upon this Option, shall be null and void and without effect.

         8. Adjustments to Option. In the event that, prior to the purchase of the maximum number of Shares purchasable under this Option, the Company shall have effected one or more reclassifications, combinations, stock dividends or split-ups of the Shares of the Company, or other like transactions, or mergers, consolidations or other transactions relating to the Shares, the number of Shares thereafter purchasable under this Option may be adjusted, upward or downward, by the Board of Directors of the Company as it deems equitable to prevent dilution or enlargement of the option rights herein granted. The determination by the Board of Directors shall be final.

         9. Procedure for Exercise. Exercise of this Option shall be by delivery of written notice and this Agreement to the Company at its principal office specifying the number of Shares with respect to which this Option is being exercised. If less than the full number of Shares purchasable are to be purchased, the number of Shares purchased shall be noted on this Agreement. Cash or a check acceptable to the Company in an amount equal to the full purchase price of the Shares to be purchased shall accompany such written notice. In the event this Option is being exercised by any person or persons other than the Employee, the notice of exercise shall be accompanied by appropriate proof of the right of such person or persons to exercise this Option.

         10. Transfer of Shares. The Employee understands that upon exercise of this Option, in whole or in part, the Shares purchased may not be sold, transferred, pledged or otherwise disposed of unless the Shares are registered under the Securities Act of 1933, or unless the


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Company has received an opinion of counsel satisfactory to the Company that said registration is not required.

         11. Incorporation of Plan. In addition to the terms and conditions set forth herein, this Option is also subject to all of the terms, provisions and conditions set forth in the Plan pursuant to which this Option is granted, a copy of which is available for review at the principal offices of the Company.

         IN WITNESS WHEREOF, the Company and the Employee have executed this Agreement as of the day and year first above written.


                                          WSI INDUSTRIES, INC.



                                          By
                                              ---------------------------------
                                          Its
                                              ---------------------------------



                                         --------------------------------------
                                                    [Employee]


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